UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 22, 2016

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.             Change in Registrant’s Certifying Accountant.

On March 22, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of Dawson Geophysical Company (the “Company”) approved the engagement of RSM US LLP (“RSM”) as the Company’s independent registered accounting firm for the year ending December 31, 2016, effective immediately.  In connection with the selection of RSM, also on March 22, 2016, the Audit Committee approved the dismissal of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately.

During the fiscal year ended September 30, 2014, the three-month transition period ended December 31, 2014, the fiscal year ended December 31, 2015 and through March 22, 2016, the Company has not consulted with RSM regarding (i) the application of accounting principles to any proposed transaction or the rendering of any audit opinion on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304(a)(1) of Regulation S-K.

EY’s audit reports on the Company’s consolidated financial statements for the fiscal year ended September 30, 2014, the three-month transition period ended December 31, 2014 and the fiscal year ended December 31, 2015 and on the effectiveness of internal control over financial reporting as of December 31, 2015 and September 30, 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended September 30, 2014, the three-month transition period ended December 31, 2014, the fiscal year ended December 31, 2015 and through March 22, 2016, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EY, would have caused EY to make reference thereto in its reports for such periods; and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EY with a copy of the foregoing disclosures, and EY has furnished the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements concerning EY.  A copy of such letter is attached as Exhibit 16.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER		DESCRIPTION
16.1	—	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: March 25, 2016	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
16.1	—	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 25, 2016.